UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23199

First Trust High Yield Opportunities 2027 Term Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: 630-765-8000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

First Trust
High Yield Opportunities 2027 Term Fund (FTHY)
Annual Report
For the Year Ended
May 31, 2022

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Annual Report
May 31, 2022
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust High Yield Opportunities 2027 Term Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Investment Objective, Policies, Risks and Effects of Leverage section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Annual Letter from the Chairman and CEO
May 31, 2022
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust High Yield Opportunities 2027 Term Fund (the “Fund”), which contains detailed information about the Fund for the twelve months ended May 31, 2022.
I would like to begin by addressing the elephant in the room: how everything so good has seemingly gotten so bad. If you are someone having difficulty understanding today’s investment climate, you are certainly not alone, in my opinion. Let us see if we can make some sense of things. While stocks and bonds have been roughed up in 2022, commodities, such as crude oil and gasoline, have surged higher. For the better part of the previous decade, the opposite was true. Stocks and bonds prospered in a low rate, low inflationary climate, while commodities dropped in value. It appears that the primary catalyst behind this recent shift in sentiment is robust inflation, which is defined as too much money chasing too few goods. The Consumer Price Index (“CPI”) stood at 8.6% on a trailing 12-month basis on May 31, 2022, the highest it has been since 1982, according to data from the U.S. Bureau of Labor Statistics. For comparative purposes, the average rate on the CPI has been 3.0% since 1926.
Conventional wisdom says that the cure for high prices is high prices, particularly with respect to commodities. In other words, let market forces determine prices. This implies that high prices at some point should be effective in curbing demand, which, in turn, should reduce the supply of goods and prices over time. But we do not leave it solely to market forces. This is where the central banks step in. The Federal Reserve (the “Fed”) played a major role in fueling inflation by massively increasing the U.S. money supply during the coronavirus pandemic to help prop up demand, in my opinion. The Fed’s traditional remedy for spiking inflation is to curb demand for goods and services by increasing the rate of interest levied on borrowed money. This process is currently underway. As of June 15, 2022, the Federal Funds target rate (upper bound) stood at 1.75%, up from 0.25% this past March. The Fed has signaled that it intends to raise this benchmark lending rate by another 50-75 basis points (“bps”) at its next meeting on July 27, 2022 and could take the rate above the 3.00% mark by year-end. Investors need to accept the fact that the days of low inflation and low interest rates are behind us, at least for the foreseeable future.
As previously noted, stocks and bonds have succumbed to selling pressure in 2022. Aside from spiking inflation, the common thread between the two markets is the sharp rise in Treasury yields, particularly the benchmark 10-Year Treasury Note (“T-Note”). In fact, higher bond yields are usually a byproduct of rising inflation. The closing yield on the 10-Year T-Note has risen from 1.51% on December 31, 2021 to 3.23% on June 17, 2022, or an increase of 172 bps, according to Bloomberg. That is a sharp move higher in a relatively short period of time. As you likely know, bond prices and bond yields are inversely related. When bond yields rise, bond prices, in most cases, fall, particularly with respect to investment-grade debt. Keep in mind, the yield on the 10-Year T-Note bottomed at 0.51% (all-time closing low) on August 4, 2020, so bond yields have been normalizing for nearly two years. What is normal? Well, the yield on the 10-Year T-Note averaged 3.95% for the 30-year period ended June 17, 2022. Stock prices have also been negatively impacted by the upward move in bond yields. Higher bond yields can put downward pressure on future corporate earnings and margins. Stock prices have been adjusting lower to reflect this. Also, over time, the higher bond yields trend, the more attractive/competitive they become to investors relative to stocks. Lastly, after posting an annualized U.S. gross domestic product (“GDP”) growth rate of -1.5% in the first quarter of 2022, we are hearing more talk about the potential for a recession, which is defined as two consecutive quarters of negative GDP growth. The Fed has discussed the concept of a soft landing, where the economy would slow but not enter recessionary territory, but that is easier said than done. Brian Wesbury, Chief Economist at First Trust, is not forecasting a recession for this year, but he does believe we could experience one in late 2023 or 2024. As always, stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
“AT A GLANCE”
As of May 31, 2022 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FTHY
Common Share Price	$16.07
Common Share Net Asset Value (“NAV”)	$17.48
Premium (Discount) to NAV	(8.07)%
Net Assets Applicable to Common Shares	$642,782,675
Current Distribution per Common Share(1)	$0.1344
Current Annualized Distribution per Common Share	$1.6128
Current Distribution Rate on Common Share Price(2)	10.04%
Current Distribution Rate on NAV(2)	9.23%
Common Share Price & NAV (weekly closing price)

Performance
		Average Annual Total Returns
	1 Year Ended 5/31/22	Inception (6/25/20) to 5/31/22
Fund Performance(3)
NAV	-9.73%	0.33%
Market Value	-11.70%	-3.94%
Index Performance
ICE BofA US High Yield Constrained Index	-5.00%	3.87%
(1)	Most recent distribution paid or declared through May 31, 2022. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of May 31, 2022. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
“AT A GLANCE” (Continued)
As of May 31, 2022 (Unaudited)
Credit Quality (S&P Ratings)(4)	% of Total Fixed Income Investments(5)
BBB	0.1%
BBB-	0.1
BB+	1.1
BB	4.4
BB-	7.2
B+	18.2
B	20.8
B-	24.1
CCC+	17.8
CCC	4.5
CCC-	0.2
CC	0.5
D	0.6
Not Rated	0.4
Total	100.0%

Top 10 Issuers	% of Total Long-Term Investments(5)
Internet Brands, Inc. (WebMD/MH Sub I, LLC)	2.9%
Tenet Healthcare Corp.	2.8
Charter Communications Operating, LLC	2.5
AssuredPartners, Inc.	2.5
Cablevision (aka CSC Holdings, Inc.)	2.5
HUB International Ltd.	2.5
Verscend Technologies, Inc. (Cotiviti)	2.3
PG&E Corp.	2.3
Nexstar Broadcasting, Inc.	2.3
Golden Nugget, Inc. (Fertitta Entertainment, LLC)	2.3
Total	24.9%
Industry Classification	% of Total Long-Term Investments(5)
Media	14.3%
Software	13.6
Health Care Providers & Services	12.5
Insurance	9.1
Hotels, Restaurants & Leisure	7.6
Health Care Technology	5.9
Pharmaceuticals	5.0
Diversified Telecommunication Services	3.2
Diversified Consumer Services	2.9
Electric Utilities	2.5
Building Products	2.1
Entertainment	2.1
Containers & Packaging	2.0
Commercial Services & Supplies	1.8
Health Care Equipment & Supplies	1.6
Communications Equipment	1.4
Aerospace & Defense	1.3
Professional Services	1.2
Independent Power & Renewable Electricity Producers	1.1
Trading Companies & Distributors	1.1
Specialty Retail	0.9
Internet & Direct Marketing Retail	0.8
Machinery	0.8
Construction Materials	0.7
Road & Rail	0.7
Construction & Engineering	0.5
IT Services	0.5
Automobiles	0.5
Diversified Financial Services	0.4
Consumer Finance	0.4
Food & Staples Retailing	0.3
Electronic Equipment, Instruments & Components	0.3
Life Sciences Tools & Services	0.3
Household Products	0.2
Personal Products	0.1
Auto Components	0.1
Technology Hardware, Storage & Peripherals	0.1
Capital Markets	0.1
Beverages	0.0*
Electrical Equipment	0.0*
Total	100.0%

*	Amount is less than 0.1%.

(4)	The ratings are by S&P Global Ratings except where otherwise indicated. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
(5)	Percentages are based on long-term positions. Money market funds are excluded.

Portfolio Commentary
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Annual Report
May 31, 2022 (Unaudited)
Advisor
The First Trust Advisors L.P. (“First Trust”) Leveraged Finance Team is comprised of 17 experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations personnel. As of May 31, 2022, the First Trust Leveraged Finance Team managed or supervised approximately $7.1 billion in senior secured bank loans and high yield bonds. These assets are managed across various strategies, including two closed-end funds, an open-end fund, four exchange-traded funds, and a series of unit investment trusts on behalf of retail and institutional clients.
Portfolio Management Team
William Housey, CFA – Managing Director of Fixed Income, Senior Portfolio Manager
Jeffrey Scott, CFA – Senior Vice President and Portfolio Manager
Commentary
First Trust High Yield Opportunities 2027 Term Fund
The investment objective of the First Trust High Yield Opportunities 2027 Term Fund (“FTHY” or the “Fund”) is to provide current income. Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its Managed Assets in high yield debt securities of any maturity that are rated below investment grade at the time of purchase or unrated securities determined by the First Trust Leveraged Finance Team to be of comparable quality. “Managed Assets” means the total asset value of the Fund minus the sum of its liabilities, other than the principal amount of borrowings. High yield debt securities include U.S. and non-U.S. corporate debt obligations and senior secured floating rate loans (“Senior Loans”). Securities rated below investment grade are commonly referred to as “junk” or “high yield” securities and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment strategies will be successful.
Market Recap
The twelve-month period ended May 31, 2022 can be separated into two distinct market environments, with the Federal Reserve (the “Fed”) acknowledgement in December 2021 that inflation was not “transitory” representing the inflection point between the two. In the first six months of the period, the reopening of the economy progressed with an accommodative Fed which reaffirmed its commitment to providing ongoing stimulus. The stock market and broader risk asset prices moved higher, consistently marking new highs. During the six-month period ended November 30, 2021, the S&P 500® Index returned 9.38%. However, during this time, inflation also reached a 40-year high in November 2021, with the Consumer Price Index registering 6.8%. In December 2021, the Fed finally acquiesced, acknowledging that inflation had broadened and accelerated, indicating a more hawkish approach to monetary policy going forward. Moreover, in February 2022, Russia invaded Ukraine, exacerbating existing inflationary pressures in oil and other commodity prices. Inflation hit 8.5% in March 2022 and measured 8.3% in April 2022. In March 2022, the Fed began what is expected to be a series of interest rate hikes to combat the inflationary pressures. By the end of the period, the Fed was clearly playing catch-up, in our opinion, and concern about the ability of the Fed to engineer a “soft landing” led to fears that the threat of a recession was growing. Through this period of uncertainty, we saw a shift in asset prices, with the S&P 500® Index down 8.85% in the six months ending the period. The 10-Year U.S. Treasury yield (rates) increased 125 basis points (“bps”) during the twelve-month period ending May 31, 2022, to 2.84%, with a 133 bps increase since the end of last year (December 31, 2021). Longer duration investment grade corporate bonds, which are negatively correlated with movements in rates, returned -10.29% underperforming equities and other risk asset classes. Over the same period, the S&P 500® Index returned -0.30%, high-yield bonds returned -5.00% and senior loans returned -0.26%.(1)
High-Yield Bond Market
High-yield bond spreads over U.S. Treasuries increased 88 bps during the twelve-month period ended May 31, 2022, to T+423 bps. The current spread is 129 bps below the high-yield bond market’s long-term average spread over U.S. Treasuries of T+552 bps (December 1997 – May 2022). High-yield bond funds reported their fifth consecutive monthly outflow in May 2022, the eighth monthly outflow in the last twelve-month (“LTM”) period. High-yield bond outflows totaled $37.9 billion during the LTM period.
During the LTM period, higher quality BB rated high-yield bonds returned -4.49%, outperforming single-B rated bonds’ return of -4.92% and CCC rated bonds’ return of -8.22%. The average price of high-yield bonds in the market decreased from $104.29 in the beginning of the period to $92.46 at the end of the period.(1)

(1)	Bloomberg: High-Yield Bonds are represented by the ICE BofA US High Yield Constrained Index, Investment Grade Bonds are represented by the ICE BofA US Corporate Index, and Senior Loans are represented by the S&P/LSTA Leveraged Loan Index.

Portfolio Commentary (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Annual Report
May 31, 2022 (Unaudited)
Senior Loan Market
Senior loan spreads over the 3-month London Interbank Offered Rate (“LIBOR”) increased 132 bps during the twelve-month period ended May 31, 2022, to L+551 bps. The current spread is 38 bps above the senior loan market’s long-term average spread of L+513 bps (December 1997 – May 2022). Inflows for loan funds totaled $44.9 billion over the LTM period. However, in May 2022, retail senior loan funds experienced their first monthly outflow after seventeen consecutive monthly inflows which totaled $71.4 billion from December 2020 through April 2022. Seeking to curb inflation, the Fed began raising interest rates for the first time since 2018, lifting its benchmark short-term rate by a quarter percentage point in March 2022 and half a percentage point in May 2022. As of May 31, 2022, the Fed’s policy rate is set at a range of 0.75% to 1.00%. Fed Funds futures indicate incremental rate hikes in 2022 of at least 1.75% in total. We believe the strong demand for senior loans in the LTM period was driven by rising U.S. Treasury rates and a high probability of further interest rate hikes going forward.
During the LTM period, higher quality BB rated senior loans returned 0.09%, outperforming single-B rated senior loans’ return of -0.29% and CCC rated senior loans’ return of -2.22%. The average price of senior loans in the market decreased from $98.08 in the beginning of the period to $94.64 at the end of the period.
Default Rates
During the twelve-month period ended May 31, 2022, default rates decreased within the high-yield bond and senior loan markets, as measured by the JP Morgan High-Yield Bond Universe and the S&P/LSTA Leveraged Loan Index, respectively. The LTM default rate within the high-yield bond market declined from a peak of 2.58% at the beginning of the period, to 0.43% at the end of the period. The senior loan market LTM default rate ended the period at 0.21% compared to the 1.73% rate at the beginning of the period. The default rates in both the high-yield bond market and the senior loan market are below the long-term average default rates of 3.11% and 2.80%, respectively.
Performance Analysis
		Average Annual Total Returns
	1 Year Ended 5/31/22	Inception (6/25/20) to 5/31/22
Fund Performance(2)
NAV	-9.73%	0.33%
Market Value	-11.70%	-3.94%
Index Performance
ICE BofA US High Yield Constrained Index	-5.00%	3.87%

(2)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per Common Share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year.

Portfolio Commentary (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Annual Report
May 31, 2022 (Unaudited)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
During the twelve-month period ended May 31, 2022, the Fund’s net asset value (“NAV”) and market price returns(2) were -9.73% and -11.70%, respectively. This compares to the ICE BofA US High Yield Constrained Index (the “Index”) return of -5.00% over the same period. Due to the Fund’s market price decreasing more than its NAV, the Fund’s discount to NAV widened 2.06%, ending May 2022 at a discount of 8.07%.
The Fund has a practice of seeking to maintain a relatively stable monthly distribution, which may be changed at any time. The practice has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. However, the Advisor believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. The monthly distribution rate began the period at $0.1194 per share and ended the period at $0.1344 per share. At the $0.1344 per share monthly distribution rate, the annualized distribution rate at May 31, 2022 was 9.23% at NAV and 10.04% at market price. For the twelve-month period ended May 31, 2022, 98.22% of the distributions were characterized as ordinary income and 1.78% of the distributions were characterized as capital gains. The final determination of the source and tax status of all 2022 distributions will be made after the end of 2022 and will be provided on Form 1099-DIV. The foregoing is not to be construed as tax advice. Please consult your tax advisor for further information regarding tax matters.
At the end of May 2022, the Fund was well diversified across 261 securities (average position size of 0.38%) with the top 10 issuers comprising 24.87% of the Fund. The Fund was also well diversified across 40 different industries, the largest of which was Media at 14.30%, followed by Software at 13.62% and Health Care Providers & Services at 12.47%. Additionally, the Fund held 72.92% of its total assets in high yield bonds at the end of the same period. The Fund’s leverage was 30.19% of adjusted net assets (net assets plus borrowings) at the end of the period.
The primary headwind to the Fund’s performance relative to the Index during the twelve-month period ended May 31, 2022, was the Fund’s use of leverage as risk asset prices generated negative returns during the period. The impact from leverage was partially mitigated by the Fund’s allocation to senior loans, which outperformed high-yield bonds during the period. Additional headwinds in the period were the Fund’s overweight position in the Healthcare industry, which underperformed the overall Index return during the period, and its underweight position in the Energy industry, which outperformed during the period. The Fund had a 28.28% average weight to the Healthcare industry and a 0.01% weight to the Energy industry, compared to the Index weights of 9.57% and 13.39%, respectively. Partially offsetting the headwinds was the Fund’s security selection in the Technology & Electronics industry. Within Technology & Electronics, the Fund’s overweight position in companies that provide enterprise software and a digital advertising company outperformed the overall Index return during the period.
Market and Fund Outlook
As 2022 began, financial markets became increasingly focused on a more hawkish Fed. Investors came into the year pricing in three hikes, but quickly repriced the path of interest rates to nearly seven hikes by March 2022 and repriced again to over 10 hikes by May 2022. This rapid repricing caused volatility in risk asset classes, including the high-yield bond and senior loan markets, and exerted upward pressure on credit spreads. While corporate issuer fundamentals came into this period generally with healthy balance sheets and strong liquidity profiles, we expect volatility to continue as investors attempt to price the ultimate terminal Federal Funds rate and likelihood of recession in the coming years. With this environment of widespread uncertainty and dislocation, we remain focused on our detailed credit underwriting process and disciplined approach to risk management.

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments
May 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES – 91.4%
	Aerospace & Defense – 1.5%
$158,000	Booz Allen Hamilton, Inc. (a) (b)	3.88%	09/01/28	$148,179
491,000	Science Applications International Corp. (a) (b)	4.88%	04/01/28	469,713
667,000	Spirit AeroSystems, Inc. (a) (b)	5.50%	01/15/25	662,981
6,000,000	Spirit AeroSystems, Inc. (a) (b)	7.50%	04/15/25	6,025,530
1,946,000	TransDigm, Inc. (a) (b)	6.25%	03/15/26	1,992,315
				9,298,718
	Apparel Retail – 0.7%
4,040,000	Nordstrom, Inc. (b)	4.00%	03/15/27	3,762,518
1,146,000	Nordstrom, Inc. (b)	4.38%	04/01/30	1,017,648
				4,780,166
	Application Software – 1.1%
3,000,000	Condor Merger Sub, Inc. (a) (b)	7.38%	02/15/30	2,619,810
124,000	Go Daddy Operating Co., LLC/GD Finance Co., Inc. (a) (b)	5.25%	12/01/27	123,506
5,072,000	LogMeIn, Inc. (a) (b)	5.50%	09/01/27	4,070,785
				6,814,101
	Automobile Manufacturers – 0.7%
3,369,000	Ford Motor Co. (b)	9.63%	04/22/30	4,094,797
333,000	Penske Automotive Group, Inc. (b)	3.50%	09/01/25	326,688
				4,421,485
	Automotive Retail – 0.0%
83,000	Group 1 Automotive, Inc. (a) (b)	4.00%	08/15/28	75,805
162,000	IAA, Inc. (a) (b)	5.50%	06/15/27	157,287
				233,092
	Broadcasting – 12.7%
1,837,000	Cumulus Media New Holdings, Inc. (a) (b)	6.75%	07/01/26	1,789,704
1,657,000	Diamond Sports Group, LLC/Diamond Sports Finance Co. (a)	5.38%	08/15/26	549,652
9,524,000	Diamond Sports Group, LLC/Diamond Sports Finance Co. (a)	6.63%	08/15/27	1,833,370
5,708,000	Gray Television, Inc. (a) (b)	5.88%	07/15/26	5,638,848
8,201,000	Gray Television, Inc. (a) (b)	7.00%	05/15/27	8,343,779
1,409,000	Gray Television, Inc. (a) (b)	4.75%	10/15/30	1,255,849
13,053,000	iHeartCommunications, Inc. (b)	8.38%	05/01/27	12,214,345
177,000	iHeartCommunications, Inc. (a) (b)	5.25%	08/15/27	166,861
17,628,000	Nexstar Media, Inc. (a) (b)	5.63%	07/15/27	17,665,371
3,150,000	Nexstar Media, Inc. (a) (b)	4.75%	11/01/28	2,973,049
611,000	Scripps Escrow II, Inc. (a) (b)	3.88%	01/15/29	554,461
17,974,000	Sinclair Television Group, Inc. (a) (b)	5.13%	02/15/27	15,813,472
1,956,000	Sirius XM Radio, Inc. (a) (b)	3.13%	09/01/26	1,849,212
343,000	Sirius XM Radio, Inc. (a) (b)	5.50%	07/01/29	341,124
2,231,000	Univision Communications, Inc. (a) (b)	5.13%	02/15/25	2,219,934
8,048,000	Univision Communications, Inc. (a) (b)	6.63%	06/01/27	8,080,870
				81,289,901
	Building Products – 0.2%
574,000	Standard Industries, Inc. (a) (b)	4.75%	01/15/28	544,594
858,000	Standard Industries, Inc. (a) (b)	4.38%	07/15/30	769,279
				1,313,873
	Cable & Satellite – 7.2%
2,262,000	CCO Holdings, LLC/CCO Holdings Capital Corp. (a) (b)	5.00%	02/01/28	2,191,313
9,088,000	CCO Holdings, LLC/CCO Holdings Capital Corp. (a) (b)	5.38%	06/01/29	8,792,640
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Cable & Satellite (Continued)
$7,413,000	CCO Holdings, LLC/CCO Holdings Capital Corp. (a) (b)	4.75%	03/01/30	$6,874,186
3,993,000	CCO Holdings, LLC/CCO Holdings Capital Corp. (a) (b)	4.50%	08/15/30	3,611,409
1,155,000	CCO Holdings, LLC/CCO Holdings Capital Corp. (a) (b)	4.25%	02/01/31	1,020,772
2,370,000	CSC Holdings, LLC (a) (b)	7.50%	04/01/28	2,208,484
19,531,000	CSC Holdings, LLC (a) (b)	5.75%	01/15/30	16,197,840
3,000,000	CSC Holdings, LLC (a) (b)	4.63%	12/01/30	2,361,810
250,000	CSC Holdings, LLC (a) (b)	3.38%	02/15/31	203,186
143,000	Directv Financing, LLC/Directv Financing Co-Obligor, Inc. (a) (b)	5.88%	08/15/27	135,096
1,149,000	Radiate HoldCo, LLC/Radiate Finance, Inc. (a) (b)	4.50%	09/15/26	1,067,128
2,284,000	Radiate HoldCo, LLC/Radiate Finance, Inc. (a) (b)	6.50%	09/15/28	1,902,115
				46,565,979
	Casinos & Gaming – 6.2%
153,000	Boyd Gaming Corp. (a) (b)	8.63%	06/01/25	159,599
1,438,000	Boyd Gaming Corp. (a) (b)	4.75%	06/15/31	1,317,589
8,377,000	Caesars Entertainment, Inc. (a) (b)	6.25%	07/01/25	8,487,577
1,195,000	Caesars Entertainment, Inc. (a) (b)	8.13%	07/01/27	1,217,645
1,999,000	Caesars Entertainment, Inc. (a) (b)	4.63%	10/15/29	1,709,125
7,500,000	Caesars Resort Collection, LLC/CRC Finco, Inc. (a) (b)	5.75%	07/01/25	7,539,113
71,000	CDI Escrow Issuer, Inc. (a) (b)	5.75%	04/01/30	69,668
13,774,000	Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc. (a) (b)	6.75%	01/15/30	11,933,656
170,000	MGM Resorts International (b)	6.75%	05/01/25	172,485
582,000	MGM Resorts International (b)	5.75%	06/15/25	585,047
284,000	Scientific Games Holdings L.P./Scientific Games US FinCo, Inc. (a) (b)	6.63%	03/01/30	263,962
2,694,000	Station Casinos, LLC (a) (b)	4.50%	02/15/28	2,444,502
4,431,000	Station Casinos, LLC (a) (b)	4.63%	12/01/31	3,766,272
				39,666,240
	Communications Equipment – 1.9%
13,190,000	CommScope Technologies, LLC (a) (b)	6.00%	06/15/25	12,307,486
	Construction & Engineering – 0.7%
5,605,000	Pike Corp. (a) (b)	5.50%	09/01/28	4,752,311
	Construction Materials – 1.0%
74,000	GYP Holdings III Corp. (a) (b)	4.63%	05/01/29	62,076
1,718,000	New Enterprise Stone & Lime Co., Inc. (a) (b)	5.25%	07/15/28	1,523,555
5,167,000	Summit Materials, LLC/Summit Materials Finance Corp. (a) (b)	5.25%	01/15/29	4,883,486
				6,469,117
	Consumer Finance – 0.5%
214,000	Black Knight InfoServ, LLC (a) (b)	3.63%	09/01/28	201,160
3,056,000	FirstCash, Inc. (a) (b)	4.63%	09/01/28	2,779,844
345,000	PROG Holdings, Inc. (a) (b)	6.00%	11/15/29	306,400
				3,287,404
	Electric Utilities – 3.5%
13,275,000	PG&E Corp. (b)	5.00%	07/01/28	12,561,203
8,923,000	PG&E Corp. (b)	5.25%	07/01/30	8,248,154
1,588,000	Vistra Operations Co., LLC (a) (b)	5.00%	07/31/27	1,555,557
				22,364,914
	Electrical Components & Equipment – 0.0%
333,000	Sensata Technologies, Inc. (a) (b)	3.75%	02/15/31	298,492

See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Environmental & Facilities Services – 0.6%
$2,559,000	Allied Universal Holdco LLC/Allied Universal Finance Corp. (a) (b)	9.75%	07/15/27	$2,404,104
1,975,000	Allied Universal Holdco, LLC/Allied Universal Finance Corp. (a) (b)	6.00%	06/01/29	1,603,107
				4,007,211
	Food Distributors – 0.2%
512,000	US Foods, Inc. (a) (b)	6.25%	04/15/25	527,344
603,000	US Foods, Inc. (a) (b)	4.75%	02/15/29	566,760
				1,094,104
	Food Retail – 0.2%
628,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertsons, LLC (a) (b)	5.88%	02/15/28	616,709
954,000	Safeway, Inc. (b)	7.25%	02/01/31	963,540
				1,580,249
	Health Care Distributors – 0.5%
579,000	AdaptHealth, LLC (a) (b)	6.13%	08/01/28	542,572
2,967,000	AdaptHealth, LLC (a) (b)	5.13%	03/01/30	2,564,453
309,000	RP Escrow Issuer, LLC (a) (b)	5.25%	12/15/25	282,191
				3,389,216
	Health Care Equipment – 0.2%
652,000	Baxter International, Inc. (a) (b)	1.32%	11/29/24	619,118
565,000	Embecta Corp. (a) (b)	5.00%	02/15/30	500,958
				1,120,076
	Health Care Facilities – 5.8%
1,510,000	Acadia Healthcare Co., Inc. (a) (b)	5.00%	04/15/29	1,477,716
1,467,000	CHS/Community Health Systems, Inc. (a) (b)	5.25%	05/15/30	1,258,994
1,000,000	Encompass Health Corp. (b)	4.75%	02/01/30	916,155
8,285,000	Select Medical Corp. (a) (b)	6.25%	08/15/26	8,274,934
19,000,000	Tenet Healthcare Corp. (a) (b)	6.25%	02/01/27	19,065,265
1,358,000	Tenet Healthcare Corp. (a) (b)	5.13%	11/01/27	1,351,210
1,017,000	Tenet Healthcare Corp. (a) (b)	4.63%	06/15/28	980,200
4,309,000	Tenet Healthcare Corp. (a) (b)	6.13%	10/01/28	4,188,542
				37,513,016
	Health Care Services – 5.1%
7,794,000	DaVita, Inc. (a) (b)	4.63%	06/01/30	6,787,419
10,550,000	Global Medical Response, Inc. (a) (b)	6.50%	10/01/25	10,147,834
1,978,000	MEDNAX, Inc. (a) (b)	5.38%	02/15/30	1,741,451
9,829,000	Minerva Merger Sub, Inc. (a) (b)	6.50%	02/15/30	9,109,222
282,000	ModivCare Escrow Issuer, Inc. (a) (b)	5.00%	10/01/29	255,637
905,000	ModivCare, Inc. (a) (b)	5.88%	11/15/25	896,267
409,000	Team Health Holdings, Inc. (a) (b)	6.38%	02/01/25	313,750
5,000,000	US Renal Care, Inc. (a) (b)	10.63%	07/15/27	3,665,025
				32,916,605
	Health Care Supplies – 2.1%
14,961,000	Mozart Debt Merger Sub, Inc. (a) (b)	5.25%	10/01/29	13,250,060
330,000	Owens & Minor, Inc. (a) (b)	4.50%	03/31/29	298,964
				13,549,024
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Health Care Technology – 3.4%
$15,046,000	Change Healthcare Holdings, LLC/Change Healthcare Finance, Inc. (a) (b)	5.75%	03/01/25	$14,980,324
397,000	HealthEquity, Inc. (a) (b)	4.50%	10/01/29	370,699
6,150,000	Verscend Escrow Corp. (a) (b)	9.75%	08/15/26	6,339,143
				21,690,166
	Hotels, Resorts & Cruise Lines – 0.3%
294,000	Boyne USA, Inc. (a) (b)	4.75%	05/15/29	274,155
1,202,000	Midwest Gaming Borrower, LLC/Midwest Gaming Finance Corp. (a) (b)	4.88%	05/01/29	1,019,071
289,000	Wyndham Hotels & Resorts, Inc. (a) (b)	4.38%	08/15/28	273,447
575,000	XHR L.P. (a) (b)	4.88%	06/01/29	540,316
				2,106,989
	Household Products – 0.2%
846,000	Energizer Holdings, Inc. (a) (b)	6.50%	12/31/27	800,037
650,000	Energizer Holdings, Inc. (a) (b)	4.38%	03/31/29	550,875
				1,350,912
	Independent Power Producers & Energy Traders – 1.6%
8,770,000	Calpine Corp. (a) (b)	5.13%	03/15/28	8,201,309
333,000	Calpine Corp. (a) (b)	4.63%	02/01/29	295,421
2,083,000	Calpine Corp. (a) (b)	5.00%	02/01/31	1,857,786
				10,354,516
	Industrial Machinery – 1.1%
6,597,000	Gates Global, LLC/Gates Corp. (a) (b)	6.25%	01/15/26	6,452,625
843,000	TK Elevator U.S. Newco, Inc. (a) (b)	5.25%	07/15/27	826,403
				7,279,028
	Insurance Brokers – 11.5%
17,071,000	Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer (a) (b)	6.75%	10/15/27	16,506,889
210,000	Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer (a) (b)	5.88%	11/01/29	184,322
19,532,000	AmWINS Group, Inc. (a) (b)	4.88%	06/30/29	18,110,070
10,980,000	AssuredPartners, Inc. (a) (b)	7.00%	08/15/25	10,849,503
13,255,000	AssuredPartners, Inc. (a) (b)	5.63%	01/15/29	11,632,456
2,092,000	BroadStreet Partners, Inc. (a) (b)	5.88%	04/15/29	1,775,285
1,211,000	GTCR AP Finance, Inc. (a) (b)	8.00%	05/15/27	1,211,344
8,944,000	HUB International Ltd. (a) (b)	7.00%	05/01/26	8,939,349
4,934,000	HUB International Ltd. (a) (b)	5.63%	12/01/29	4,610,058
				73,819,276
	Integrated Telecommunication Services – 2.6%
10,783,000	Frontier Communications Holdings, LLC (a) (b)	6.75%	05/01/29	9,522,090
571,000	Frontier Communications Holdings, LLC (a) (b)	6.00%	01/15/30	486,318
122,000	Zayo Group Holdings, Inc. (a) (b)	4.00%	03/01/27	106,665
8,267,000	Zayo Group Holdings, Inc. (a) (b)	6.13%	03/01/28	6,628,108
				16,743,181
	Interactive Home Entertainment – 0.3%
1,899,000	Playtika Holding Corp. (a) (b)	4.25%	03/15/29	1,667,369
	Internet & Direct Marketing Retail – 1.2%
8,270,000	Cars.com, Inc. (a) (b)	6.38%	11/01/28	7,414,238

See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Investment Banking & Brokerage – 0.1%
$500,000	LPL Holdings, Inc. (a) (b)	4.63%	11/15/27	$488,633
	Leisure Facilities – 0.0%
283,000	SeaWorld Parks & Entertainment, Inc. (a) (b)	5.25%	08/15/29	253,923
	Managed Health Care – 2.2%
2,832,000	MPH Acquisition Holdings, LLC (a) (b)	5.50%	09/01/28	2,681,097
12,978,000	MPH Acquisition Holdings, LLC (a) (b)	5.75%	11/01/28	11,575,773
				14,256,870
	Metal & Glass Containers – 0.7%
1,163,000	Owens-Brockway Glass Container, Inc. (a) (b)	5.38%	01/15/25	1,141,136
3,183,000	Owens-Brockway Glass Container, Inc. (a) (b)	6.63%	05/13/27	3,144,597
				4,285,733
	Movies & Entertainment – 1.1%
4,380,000	Live Nation Entertainment, Inc. (a) (b)	5.63%	03/15/26	4,345,968
2,620,000	Live Nation Entertainment, Inc. (a) (b)	4.75%	10/15/27	2,505,689
				6,851,657
	Paper Packaging – 2.1%
12,280,000	Graham Packaging Co., Inc. (a) (b)	7.13%	08/15/28	10,094,285
3,153,000	Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer, LLC (a) (b)	4.00%	10/15/27	2,859,613
566,000	Sealed Air Corp. (a) (b)	5.00%	04/15/29	558,387
				13,512,285
	Personal Products – 0.2%
1,389,000	Prestige Brands, Inc. (a) (b)	5.13%	01/15/28	1,336,586
	Pharmaceuticals – 2.0%
1,530,000	Bausch Health Americas, Inc. (a) (b)	9.25%	04/01/26	1,284,894
3,975,000	Bausch Health Americas, Inc. (a) (b)	8.50%	01/31/27	3,164,696
667,000	Emergent BioSolutions, Inc. (a) (b)	3.88%	08/15/28	528,774
1,000,000	Horizon Therapeutics USA, Inc. (a) (b)	5.50%	08/01/27	1,004,770
1,161,000	Organon & Co./Organon Foreign Debt Co-Issuer B.V. (a) (b)	5.13%	04/30/31	1,114,328
7,350,000	Par Pharmaceutical, Inc. (a) (b)	7.50%	04/01/27	5,764,238
				12,861,700
	Research & Consulting Services – 1.5%
1,124,000	Clarivate Science Holdings Corp. (a) (b)	4.88%	07/01/29	1,004,047
6,126,000	CoreLogic, Inc. (a) (b)	4.50%	05/01/28	5,275,405
2,128,000	Nielsen Finance, LLC/Nielsen Finance Co. (a) (b)	5.63%	10/01/28	2,114,572
1,334,000	Nielsen Finance, LLC/Nielsen Finance Co. (a) (b)	5.88%	10/01/30	1,318,959
				9,712,983
	Restaurants – 0.8%
5,088,000	IRB Holding Corp. (a) (b)	7.00%	06/15/25	5,150,939
	Security & Alarm Services – 0.3%
2,000,000	Brink’s (The) Co. (a) (b)	4.63%	10/15/27	1,898,560
	Specialized Consumer Services – 1.2%
2,794,000	Aramark Services, Inc. (a) (b)	6.38%	05/01/25	2,846,304
4,932,000	Aramark Services, Inc. (a) (b)	5.00%	02/01/28	4,810,031
				7,656,335
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Specialized Finance – 0.2%
$1,448,000	Park Intermediate Holdings, LLC/PK Domestic Property, LLC/PK Finance Co-Issuer (a) (b)	4.88%	05/15/29	$1,377,569
	Specialty Chemicals – 0.3%
1,705,000	Avantor Funding, Inc. (a) (b)	4.63%	07/15/28	1,662,034
	Specialty Stores – 0.0%
150,000	PetSmart, Inc./PetSmart Finance Corp. (a) (b)	4.75%	02/15/28	138,263
150,000	PetSmart, Inc./PetSmart Finance Corp. (a) (b)	7.75%	02/15/29	138,937
				277,200
	Systems Software – 2.1%
2,724,000	Boxer Parent Co., Inc. (a) (b)	9.13%	03/01/26	2,658,311
10,091,000	SS&C Technologies, Inc. (a) (b)	5.50%	09/30/27	10,196,400
652,000	VMware, Inc. (b)	1.00%	08/15/24	616,923
				13,471,634
	Technology Hardware, Storage & Peripherals – 0.1%
833,000	Xerox Holdings Corp. (a) (b)	5.00%	08/15/25	818,447
	Trading Companies & Distributors – 0.7%
1,035,000	SRS Distribution, Inc. (a) (b)	6.13%	07/01/29	889,406
3,884,000	SRS Distribution, Inc. (a) (b)	6.00%	12/01/29	3,352,766
				4,242,172
	Trucking – 1.0%
2,889,000	Hertz (The) Corp. (a) (b)	4.63%	12/01/26	2,630,854
4,156,000	Hertz (The) Corp. (a) (b)	5.00%	12/01/29	3,644,230
				6,275,084
	Total Corporate Bonds and Notes			587,848,799
	(Cost $635,075,075)
Principal Value	Description	Rate (c)	Stated Maturity (d)	Value
SENIOR FLOATING-RATE LOAN INTERESTS – 37.9%
	Aerospace & Defense – 0.5%
213,940	Atlantic Aviation FBO, Inc. (KKR Apple Bidco, LLC), 2nd Lien Term Loan, 1 Mo. LIBOR + 5.75%, 0.50% Floor (b)	6.81%	07/31/29	207,789
2,744,788	Peraton Corp., Term Loan B, 1 Mo. LIBOR + 3.75%, 0.75% Floor (b)	4.81%	02/01/28	2,656,268
				2,864,057
	Application Software – 14.0%
3,500,000	Epicor Software Corp., Second Lien Term Loan, 1 Mo. LIBOR + 7.75%, 1.00% Floor (b)	8.81%	07/30/28	3,465,000
8,742,418	Gainwell Acquisition Corp. (fka Milano), Term Loan B, 3 Mo. LIBOR + 4.00%, 0.75% Floor (b)	5.01%	10/01/27	8,523,858
10,665,139	Greeneden U.S. Holdings II, LLC (Genesys Telecommunications Laboratories, Inc.), Initial Dollar Term Loan, 1 Mo. LIBOR + 4.00%, 0.75% Floor (b)	5.06%	12/01/27	10,343,265
2,981,588	Hyland Software, Inc., 2nd Lien Term Loan, 1 Mo. LIBOR + 6.25%, 0.75% Floor (b)	7.31%	07/10/25	2,942,470
8,940,488	Hyland Software, Inc., Term Loan B, 1 Mo. LIBOR + 3.50%, 0.75% Floor (b)	4.56%	07/01/24	8,708,304

See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2022
Principal Value	Description	Rate (c)	Stated Maturity (d)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Application Software (Continued)
$10,927,143	Internet Brands, Inc. (WebMD/MH Sub I, LLC), 2020 June New Term Loan, 1 Mo. LIBOR + 3.75%, 1.00% Floor (b)	4.81%	09/15/24	$10,533,766
9,551,587	Internet Brands, Inc. (WebMD/MH Sub I, LLC), 2nd Lien Term Loan, 1 Mo. LIBOR + 6.25%, 0.00% Floor (b)	7.31%	02/23/29	9,217,281
6,549,215	Internet Brands, Inc. (WebMD/MH Sub I, LLC), Initial Term Loan, 1 Mo. LIBOR + 3.50%, 0.00% Floor (b)	4.56%	09/13/24	6,300,869
452,552	ION Trading Technologies Limited, Term Loan B, 1 Mo. LIBOR + 4.75%, 0.00% Floor (b)	5.81%	04/01/28	432,671
6,571,210	LogMeIn, Inc. (GoTo Group, Inc.), Term Loan B, 1 Mo. LIBOR + 4.75%, 0.00% Floor (b)	5.68%	08/31/27	5,651,240
4,149,773	Micro Focus International (MA Financeco, LLC), Term Loan B4, 3 Mo. LIBOR + 4.25%, 1.00% Floor (b)	5.25%	06/05/25	3,921,535
3,538,182	RealPage, Inc., Second Lien Term Loan, 1 Mo. LIBOR + 6.50%, 0.75% Floor (b)	7.56%	04/22/29	3,447,959
14,290,576	SolarWinds Holdings, Inc., Initial Term Loan, 1 Mo. LIBOR + 2.75%, 0.00% Floor (b)	3.81%	02/05/24	13,872,577
2,878,188	Solera Holdings, Inc. (Polaris Newco), Term Loan B, 1 Mo. LIBOR + 4.00%, 0.50% Floor (b)	5.06%	06/04/28	2,741,128
				90,101,923
	Broadcasting – 0.0%
167,660	Diamond Sports Group, LLC, Priority Term Loan, 1 Mo. LIBOR + 8.00%, 1.00% Floor (b)	9.00%	05/25/26	168,331
	Cable & Satellite – 0.2%
1,566,380	Cablevision (aka CSC Holdings, LLC), 2017 Refinancing Term Loan, 6 Mo. LIBOR + 2.25%, 0.00% Floor (b)	3.12%	07/17/25	1,486,103
	Casinos & Gaming – 1.3%
8,873,115	Golden Nugget, Inc. (Fertitta Entertainment, LLC), Initial Term Loan B, 1 Mo. SOFR + 4.00%, 0.50% Floor (b)	5.03%	01/27/29	8,478,882
	Education Services – 0.0%
142,291	Ascensus Holdings, Inc. (Mercury), Second Lien Term Loan, 3 Mo. LIBOR + 6.50%, 0.50% Floor	7.50%	08/02/29	134,465
	Electronic Equipment & Instruments – 0.4%
2,967,465	Verifone Systems, Inc., Term Loan B, 3 Mo. LIBOR + 4.00%, 0.00% Floor (b)	5.52%	08/20/25	2,633,625
	Environmental & Facilities Services – 1.1%
7,649,878	Packers Holdings, LLC (PSSI), Term Loan B, 6 Mo. LIBOR + 3.25%, 0.75% Floor (b)	4.00%	03/15/28	7,229,135
	Health Care Distributors – 0.3%
2,056,119	Radiology Partners, Inc., Term Loan B, 1 Mo. LIBOR + 4.25%, 0.00% Floor (b)	5.18%-5.21%	07/09/25	1,909,251
	Health Care Services – 5.0%
977,982	Civitas Solutions (National Mentor Holdings, Inc.), Term Loan B, 1 Mo. LIBOR + 3.75%, 0.75% Floor (b)	4.81%	03/01/28	872,849
1,219,463	Civitas Solutions (National Mentor Holdings, Inc.), Term Loan B, 3 Mo. LIBOR + 3.75%, 0.75% Floor (b)	4.76%	03/01/28	1,088,371
69,714	Civitas Solutions (National Mentor Holdings, Inc.), Term Loan C, 3 Mo. LIBOR + 3.75%, 0.75% Floor	4.76%	03/01/28	62,220
2,944,214	Envision Healthcare Corporation, Initial Term Loan, 1 Mo. LIBOR + 3.75%, 0.00% Floor	4.81%	10/10/25	1,139,264
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2022
Principal Value	Description	Rate (c)	Stated Maturity (d)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Health Care Services (Continued)
$342,093	Help at Home (HAH Group Holding Company, LLC), Delayed Draw Term Loan, 1 Mo. LIBOR + 5.00%, 1.00% Floor	6.00%	10/29/27	$328,410
2,703,603	Help at Home (HAH Group Holding Company, LLC), Initial Term Loan, 1 Mo. LIBOR + 5.00%, 1.00% Floor (b)	6.00%	10/29/27	2,595,459
487,313	SCP Health (Onex TSG Intermediate Corp.), Term Loan B, 1 Mo. LIBOR + 4.75%, 0.75% Floor (b)	5.81%	02/28/28	463,922
1,297,567	Surgery Centers Holdings, Inc., 2021 Term Loan B, 1 Mo. LIBOR + 3.75%, 0.75% Floor (b)	4.60%	08/31/26	1,240,435
8,666,195	Team Health, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 1.00% Floor (b)	3.81%	02/06/24	7,787,182
5,381,874	U.S. Anesthesia Partners Intermediate Holdings, Inc., New Term Loan B, 3 Mo. LIBOR + 4.25%, 0.50% Floor (b)	4.75%	09/30/28	5,140,281
14,229,708	U.S. Renal Care, Inc., Term Loan B, 1 Mo. LIBOR + 5.00%, 0.00% Floor (b)	5.81%	06/28/26	11,334,389
				32,052,782
	Health Care Technology – 3.5%
3,339,817	Ciox Health (Healthport/CT Technologies Intermediate Holdings, Inc.), New Term Loan B, 1 Mo. LIBOR + 4.25%, 0.75% Floor (b)	5.31%	12/16/25	3,177,702
2,860,427	Clario (fka eResearch Technology, Inc.), Incremental Term Loan B, 1 Mo. LIBOR + 4.50%, 1.00% Floor (b)	5.50%	02/04/27	2,750,615
2,036,804	Press Ganey (Azalea TopCo, Inc.), 2021 Term Loan, 1 Mo. LIBOR + 3.75%, 0.75% Floor (b)	4.81%	07/25/26	1,965,516
5,143	Press Ganey (Azalea TopCo, Inc.), 2021 Term Loan, 3 Mo. LIBOR + 3.75%, 0.75% Floor (b)	4.99%	07/25/26	4,963
14,929,324	Verscend Technologies, Inc. (Cotiviti), New Term Loan B-1, 1 Mo. LIBOR + 4.00%, 0.00% Floor (b)	5.06%	08/27/25	14,593,415
				22,492,211
	Insurance Brokers – 1.4%
22,737	HUB International Limited, New Term Loan B-3, 2 Mo. LIBOR + 3.25%, 0.75% Floor (b)	4.18%	04/25/25	21,976
8,958,415	HUB International Limited, New Term Loan B-3, 3 Mo. LIBOR + 3.25%, 0.75% Floor (b)	4.35%	04/25/25	8,658,577
				8,680,553
	Integrated Telecommunication Services – 0.4%
2,042,331	Frontier Communications Corp., Term Loan B, 3 Mo. LIBOR + 3.75%, 0.75% Floor (b)	4.81%	10/08/27	1,945,321
457,799	Numericable (Altice France S.A. or SFR), Term Loan B-13, 3 Mo. LIBOR + 4.00%, 0.00% Floor (b)	5.41%	08/14/26	430,761
				2,376,082
	Movies & Entertainment – 1.7%
5,894,462	Cineworld Group PLC (Crown), Incremental Term Loan B, 3 Mo. LIBOR + 2.75%, 1.00% Floor	3.75%	09/30/26	3,982,475
668,911	Cineworld Group PLC (Crown), New Priority Term Loan, 6 Mo. LIBOR + 8.25%, 1.00% Floor	10.08%	05/23/24	703,193
1,284,417	Cineworld Group PLC (Crown), Priority Term Loan B-1, Fixed Rate at 15.25% (b) (e)	15.25%	05/23/24	1,461,024
2,011,576	Cineworld Group PLC (Crown), Term Loan B, 6 Mo. LIBOR + 2.50%, 1.00% Floor (b)	4.00%	02/28/25	1,414,399
914,905	PUG, LLC (Stubhub/Viagogo), Incremental Term Loan B-2, 1 Mo. LIBOR + 4.25%, 0.50% Floor (b)	5.31%	02/13/27	887,458

See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2022
Principal Value	Description	Rate (c)	Stated Maturity (d)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Movies & Entertainment (Continued)
$2,302,900	PUG, LLC (Stubhub/Viagogo), Term Loan B, 1 Mo. LIBOR + 3.50%, 0.00% Floor (b)	4.26%	02/12/27	$2,181,998
				10,630,547
	Pharmaceuticals – 1.3%
1,196,398	Akorn, Inc., Exit Take Back Term Loan, 3 Mo. LIBOR + 7.50%, 1.00% Floor (b) (f)	8.50%	09/30/25	1,186,433
849,651	Mallinckrodt International Finance S.A., 2017 Term Loan B, 3 Mo. LIBOR + 5.25%, 0.75% Floor (g)	6.25%	09/24/24	732,909
118,923	Mallinckrodt International Finance S.A., 2018 Incremental Term Loan, 3 Mo. LIBOR + 5.50%, 0.75% Floor (g)	6.91%	02/24/25	102,082
5,990,047	Nestle Skin Health (Sunshine Lux VII S.A.R.L./Galderma), 2021 Term Loan B-3, 3 Mo. LIBOR + 3.75%, 0.75% Floor (b)	4.76%	10/02/26	5,733,313
602,471	Padagis, LLC, Term Loan B, 3 Mo. LIBOR + 4.75%, 0.50% Floor (b)	5.72%	07/06/28	580,631
				8,335,368
	Restaurants – 1.2%
7,883,812	Portillo’s Holdings, LLC, Term Loan B-3, 1 Mo. LIBOR + 5.50%, 1.00% Floor (b)	6.56%	08/30/24	7,739,302
	Soft Drinks – 0.1%
403,269	Tropicana (Naked Juice, LLC/Bengal Debt Merger Sub, LLC), 2nd Lien Term Loan, 3 Mo. SOFR + 6.00%, 0.50% Floor (b)	6.75%	01/24/30	385,626
	Specialized Consumer Services – 2.9%
1,939,082	Asurion, LLC, 2nd Lien Term Loan B-4, 1 Mo. LIBOR + 5.25%, 0.00% Floor (b)	6.31%	01/20/29	1,735,478
19,029,860	Asurion, LLC, Second Lien Term Loan B-3, 1 Mo. LIBOR + 5.25%, 0.00% Floor (b)	6.31%	01/31/28	17,063,505
				18,798,983
	Specialized Finance – 0.4%
2,740,165	WCG Purchaser Corp. (WIRB-Copernicus Group), Term Loan B, 3 Mo. LIBOR + 4.00%, 1.00% Floor (b)	5.01%	01/08/27	2,635,135
	Specialty Stores – 0.4%
1,984,411	Bass Pro Group, LLC (Great Outdoors Group, LLC), Term Loan B, 1 Mo. LIBOR + 3.75%, 0.75% Floor (b)	4.81%	03/05/28	1,879,237
914,716	PetSmart, Inc., Initial Term Loan B, 3 Mo. LIBOR + 3.75%, 0.75% Floor (b)	4.50%	02/12/28	857,318
				2,736,555
	Systems Software – 1.8%
5,807,561	Applied Systems, Inc., 2nd Lien Term Loan, 3 Mo. LIBOR + 5.50%, 0.75% Floor (b)	6.51%	09/19/25	5,685,196
1,839,348	BMC Software Finance, Inc. (Boxer Parent), 2021 Replacement Dollar Term Loan, 1 Mo. LIBOR + 3.75%, 0.00% Floor (b)	4.81%	10/02/25	1,762,335
4,263,071	Misys Financial Software Ltd. (Almonde, Inc.) (Finastra), Term Loan B, 3 Mo. LIBOR + 3.50%, 1.00% Floor (b)	4.74%	06/13/24	4,009,076
				11,456,607
	Total Senior Floating-Rate Loan Interests			243,325,523
	(Cost $256,602,322)
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES – 11.3%
	Application Software – 0.2%
$1,721,000	ION Trading Technologies S.A.R.L. (a) (b)	5.75%	05/15/28	$1,537,524
	Auto Parts & Equipment – 0.2%
958,000	Clarios Global L.P./Clarios US Finance Co. (a) (b)	8.50%	05/15/27	957,282
	Building Products – 2.8%
16,450,000	Cemex S.A.B. de C.V. (a)	7.38%	06/05/27	17,127,904
973,000	Cemex S.A.B. de C.V. (a)	5.45%	11/19/29	938,264
				18,066,168
	Data Processing & Outsourced Services – 0.7%
5,748,000	Paysafe Finance PLC/Paysafe Holdings US Corp. (a) (b)	4.00%	06/15/29	4,488,872
	Environmental & Facilities Services – 0.4%
715,000	Allied Universal Holdco, LLC/Allied Universal Finance Corp./Atlas Luxco 4 S.A.R.L. (a) (b)	4.63%	06/01/28	640,483
477,000	Allied Universal Holdco, LLC/Allied Universal Finance Corp./Atlas Luxco 4 S.A.R.L. (a) (b)	4.63%	06/01/28	423,188
473,000	GFL Environmental, Inc. (a) (b)	3.75%	08/01/25	460,645
585,000	GFL Environmental, Inc. (a) (b)	4.00%	08/01/28	527,049
716,000	GFL Environmental, Inc. (a) (b)	4.75%	06/15/29	654,021
				2,705,386
	Integrated Telecommunication Services – 1.5%
2,511,000	Altice France S.A. (a) (b)	5.50%	01/15/28	2,239,234
1,000,000	Altice France S.A. (a) (b)	5.13%	01/15/29	855,000
4,590,000	Altice France S.A. (a) (b)	5.13%	07/15/29	4,015,332
3,069,000	Altice France S.A. (a) (b)	5.50%	10/15/29	2,668,066
				9,777,632
	Life Sciences Tools & Services – 0.1%
946,000	Grifols Escrow Issuer S.A. (a)	4.75%	10/15/28	866,370
	Pharmaceuticals – 3.5%
1,003,000	Bausch Health Cos., Inc. (a) (b)	6.13%	02/01/27	916,742
3,000,000	Bausch Health Cos., Inc. (a)	5.00%	01/30/28	1,917,915
732,000	Bausch Health Cos., Inc. (a) (b)	4.88%	06/01/28	628,221
616,000	Bausch Health Cos., Inc. (a)	5.00%	02/15/29	371,017
8,150,000	Bausch Health Cos., Inc. (a) (b)	7.25%	05/30/29	5,407,647
7,500,000	Bausch Health Cos., Inc. (a)	5.25%	01/30/30	4,401,037
770,000	Bausch Health Cos., Inc. (a)	5.25%	02/15/31	452,814
81,000	Cheplapharm Arzneimittel GmbH (a) (b)	5.50%	01/15/28	73,329
17,584,000	Endo Dac/Endo Finance, LLC/Endo Finco, Inc. (a)	9.50%	07/31/27	4,308,080
5,600,000	Mallinckrodt International Finance S.A./Mallinckrodt CB, LLC (a) (b) (g)	10.00%	04/15/25	3,898,132
				22,374,934
	Research & Consulting Services – 0.2%
977,000	Nielsen Co. Luxembourg (The) S.A.R.L. (a) (b)	5.00%	02/01/25	969,291
	Restaurants – 0.8%
1,565,000	1011778 BC ULC/New Red Finance, Inc. (a) (b)	4.38%	01/15/28	1,474,801
4,182,000	1011778 BC ULC/New Red Finance, Inc. (a) (b)	4.00%	10/15/30	3,676,376
				5,151,177
	Trading Companies & Distributors – 0.9%
2,721,000	VistaJet Malta Finance PLC/XO Management Holding, Inc. (a) (b)	7.88%	05/01/27	2,564,542

See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES (Continued)
	Trading Companies & Distributors (Continued)
$3,858,000	VistaJet Malta Finance PLC/XO Management Holding, Inc. (a) (b)	6.38%	02/01/30	$3,285,859
				5,850,401
	Total Foreign Corporate Bonds and Notes			72,745,037
	(Cost $99,633,090)

Shares	Description	Value
COMMON STOCKS – 0.3%
	Pharmaceuticals – 0.3%
220,989	Akorn, Inc. (h) (i)	1,885,368
	(Cost $2,534,056)
WARRANTS – 0.0%
	Movies & Entertainment – 0.0%
367,144	Cineworld Group PLC (Crown), expiring 11/23/25 (i) (j)	74,022
	(Cost $0)
MONEY MARKET FUNDS – 0.4%
2,495,197	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 0.66% (b) (k)	2,495,197
	(Cost $2,495,197)
	Total Investments – 141.3%	908,373,946
	(Cost $996,339,740)
	Outstanding Loan – (43.2)%	(278,000,000)
	Net Other Assets and Liabilities – 1.9%	12,408,729
	Net Assets – 100.0%	$642,782,675

(a)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At May 31, 2022, securities noted as such amounted to $615,114,333 or 95.7% of net assets.
(b)	All or a portion of this security serves as collateral on the outstanding loan.
(c)	Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the SOFR obtained from the U.S. Department of the Treasury’s Office of Financial Research, (iii) the prime rate offered by one or more United States banks or (iv) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR or SOFR floor that establishes a minimum LIBOR or SOFR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical LIBOR or SOFR period, spread and floor, but different LIBOR or SOFR reset dates.
(d)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(e)	The issuer may pay interest on the loans in cash and in Payment-In-Kind (“PIK”) interest. Interest paid in cash will accrue at the rate of 7.00% per annum (“Cash Interest Rate”) and PIK interest will accrue on the loan at the rate of 8.25% per annum. For the fiscal year ended May 31, 2022, the Fund received a portion of the interest in cash and PIK interest with a principal value of $102,046 for Cineworld Group PLC (Crown).
(f)	The issuer may pay interest on the loans (1) entirely in cash or (2) in the event that both the PIK Toggle Condition has been satisfied and the issuer elects to exercise the PIK interest, 2.50% payable in cash and 7.00% payable as PIK interest. For the fiscal year ended May 31, 2022, this security paid all of its interest in cash.
(g)	This issuer has filed for protection in bankruptcy court.
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2022
(h)	Security received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers (see Note 2D - Restricted Securities in the Notes to Financial Statements).
(i)	Non-income producing security.
(j)	Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(k)	Rate shown reflects yield as of May 31, 2022.

LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of May 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 5/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes*	$ 587,848,799	$ —	$ 587,848,799	$ —
Senior Floating-Rate Loan Interests*	243,325,523	—	243,325,523	—
Foreign Corporate Bonds and Notes*	72,745,037	—	72,745,037	—
Common Stocks*	1,885,368	—	1,885,368	—
Warrants*	74,022	—	74,022	—
Money Market Funds	2,495,197	2,495,197	—	—
Total Investments	$ 908,373,946	$ 2,495,197	$ 905,878,749	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Statement of Assets and Liabilities
May 31, 2022
ASSETS:
Investments, at value (Cost $996,339,740)	$ 908,373,946
Cash	33,895
Receivables:
Interest	13,450,716
Investment securities sold	2,892,470
Interest reclaims	961
Prepaid expenses	33,145
Total Assets	924,785,133
LIABILITIES:
Outstanding loan	278,000,000
Payables:
Investment securities purchased	2,470,079
Investment advisory fees	1,060,664
Interest and fees on loan	310,114
Audit and tax fees	57,125
Administrative fees	50,972
Shareholder reporting fees	24,047
Custodian fees	14,873
Legal fees	5,799
Trustees’ fees and expenses	3,142
Transfer agent fees	1,516
Financial reporting fees	771
Other liabilities	3,356
Total Liabilities	282,002,458
NET ASSETS	$642,782,675
NET ASSETS consist of:
Paid-in capital	$ 735,048,132
Par value	367,730
Accumulated distributable earnings (loss)	(92,633,187)
NET ASSETS	$642,782,675
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$17.48
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	36,772,989
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Statement of Operations
For the Year Ended May 31, 2022
INVESTMENT INCOME:
Interest (net of foreign withholding tax of $2,946)	$ 60,200,285
Other	281,089
Total investment income	60,481,374
EXPENSES:
Investment advisory fees	13,777,571
Interest and fees on loan	2,900,805
Administrative fees	550,742
Custodian fees	110,261
Shareholder reporting fees	95,476
Legal fees	76,791
Audit and tax fees	57,147
Excise tax expense	41,467
Listing expense	37,509
Transfer agent fees	17,696
Trustees’ fees and expenses	17,615
Financial reporting fees	9,250
Other	44,849
Total expenses	17,737,179
NET INVESTMENT INCOME (LOSS)	42,744,195
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	1,735,625
Net change in unrealized appreciation (depreciation) on:
Investments	(117,316,892)
Unfunded loan commitments	(4,231)
Net change in unrealized appreciation (depreciation)	(117,321,123)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(115,585,498)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(72,841,303)

See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Statements of Changes in Net Assets
	Year Ended 5/31/2022	Period Ended 5/31/2021 (a)
OPERATIONS:
Net investment income (loss)	$ 42,744,195	$ 39,800,266
Net realized gain (loss)	1,735,625	11,931,143
Net change in unrealized appreciation (depreciation)	(117,321,123)	29,355,329
Net increase (decrease) in net assets resulting from operations	(72,841,303)	81,086,738
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(61,482,853)	(39,465,796)
CAPITAL TRANSACTIONS:
Proceeds from Common Shares sold	—	734,520,680
Proceeds from Common Shares reinvested	965,209	—
Net increase (decrease) in net assets resulting from capital transactions	965,209	734,520,680
Total increase (decrease) in net assets	(133,358,947)	776,141,622
NET ASSETS:
Beginning of period	776,141,622	—
End of period	$ 642,782,675	$ 776,141,622
CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period	36,726,034	—
Common Shares sold	—	36,726,034
Common Shares issued as reinvestment under the Dividend Reinvestment Plan	46,955	—
Common Shares at end of period	36,772,989	36,726,034

(a)	The Fund was seeded on May 21, 2020 and commenced operations on June 25, 2020.
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Statement of Cash Flows
For the Year Ended May 31, 2022
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(72,841,303)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(698,677,102)
Sales, maturities and paydown of investments	749,449,340
Net amortization/accretion of premiums/discounts on investments	(1,214,994)
Net realized gain/loss on investments	(1,735,625)
Net change in unrealized appreciation/depreciation on investments and unfunded loan commitments	117,321,123
Changes in assets and liabilities:
Increase in interest receivable	(775,950)
Increase in interest reclaims receivable	(517)
Increase in prepaid expenses	(199)
Increase in interest and fees payable on loan	13,438
Decrease in investment advisory fees payable	(183,305)
Increase in audit and tax fees payable	5,625
Decrease in legal fees payable	(25,219)
Increase in shareholder reporting fees payable	529
Decrease in administrative fees payable	(1,166)
Increase in custodian fees payable	13,950
Decrease in transfer agent fees payable	(661)
Increase in trustees’ fees and expenses payable	502
Decrease in other liabilities payable	(445)
Cash provided by operating activities		$91,348,021
Cash flows from financing activities:
Proceeds from Common Shares reinvested	965,209
Distributions to Common Shareholders from investment operations	(61,482,853)
Repayment of borrowing	(191,000,000)
Proceeds from borrowing	160,000,000
Cash used in financing activities		(91,517,644)
Decrease in cash		(169,623)
Cash at beginning of period		203,518
Cash at end of period		$33,895
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$2,887,367

See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Financial Highlights
For a Common Share outstanding throughout each period
	Year Ended 5/31/2022	Period Ended 5/31/2021 (a)
Net asset value, beginning of period	$ 21.13	$ 20.00
Income from investment operations:
Net investment income (loss)	1.16	1.08
Net realized and unrealized gain (loss)	(3.14)	1.12
Total from investment operations	(1.98)	2.20
Distributions paid to shareholders from:
Net investment income	(1.29)	(1.07)
Net realized gain	(0.38)	—
Total distributions paid to Common Shareholders	(1.67)	(1.07)
Net asset value, end of period	$17.48	$21.13
Market value, end of period	$16.07	$19.86
Total return based on net asset value (b)	(9.73)%	11.49%
Total return based on market value (b)	(11.70)%	4.79%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 642,783	$ 776,142
Ratio of total expenses to average net assets	2.41%	2.28% (c)
Ratio of total expenses to average net assets excluding interest expense	2.02%	1.93% (c)
Ratio of net investment income (loss) to average net assets	5.81%	5.62% (c)
Portfolio turnover rate	39%	54%
Indebtedness:
Total loan outstanding (in 000’s)	$ 278,000	$ 309,000
Asset coverage per $1,000 of indebtedness (d)	$ 3,312	$ 3,512

(a)	The Fund was seeded on May 21, 2020 and commenced operations on June 25, 2020.
(b)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(c)	Annualized.
(d)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.
See Notes to Financial Statements

Notes to Financial Statements
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2022
1. Organization
First Trust High Yield Opportunities 2027 Term Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on June 25, 2020, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FTHY” on the New York Stock Exchange (“NYSE”).
The investment objective of the Fund is to provide current income. Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its Managed Assets in high yield debt securities of any maturity that are rated below investment grade at the time of purchase or unrated securities determined by the Advisor (as defined below) to be of comparable quality. “Managed Assets” means the total asset value of the Fund minus the sum of its liabilities, other than the principal amount of borrowings. High yield debt securities include U.S. and non-U.S. corporate debt obligations and senior secured floating rate loans (“Senior Loans”)(1). Securities rated below investment grade are commonly referred to as “junk” or “high yield” securities and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment strategies will be successful.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Senior Loans are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans. If the third-party pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, the Advisor’s Pricing Committee may value such Senior Loan at a fair value according to procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the 1940 Act. Fair valuation of a Senior Loan is based on the consideration of all available information, including, but not limited to the following:
1)	the fundamental business data relating to the borrower/issuer;

(1)	The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2022
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the borrower/issuer;
5)	the credit quality and cash flow of the borrower/issuer, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the borrower/issuer, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management;
11)	the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
12)	the borrower’s/issuer’s competitive position within the industry;
13)	the borrower’s/issuer’s ability to access additional liquidity through public and/or private markets; and
14)	other relevant factors.
Corporate bonds, corporate notes, and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Shares of open-end funds are valued at fair value which is based on NAV per share.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;

Notes to Financial Statements (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2022
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of May 31, 2022, is included with the Fund’s Portfolio of Investments.
B. Security Transactions and Investment Income
Security transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Market premiums and discounts are amortized to the earliest call date of each respective borrowing.
The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates the London Interbank Offered Rates (“LIBOR”) announced on March 5, 2021 that it intended to phase-out all LIBOR reference rates, beginning December 31, 2021. Since that announcement, the FCA has ceased publication of all non-USD LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates as of December 31, 2021. The remaining USD LIBOR settings will cease to be published or no longer be representative immediately after June 30, 2023. The International Swaps and Derivatives Association, Inc. (“ISDA”) confirmed that the FCA’s March 5, 2021 announcement of its intention to cease providing LIBOR reference rates, constituted an index cessation event under the Interbank Offered Rates (“IBOR”) Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018. There is no assurance that any alternative reference rate, including SOFR, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior

Notes to Financial Statements (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2022
Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At May 31, 2022, the Fund had no when-issued, delayed-delivery or forward purchase commitments.
C. Unfunded Loan Commitments
The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. Unfunded loan commitments are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. In connection with these commitments, the Fund earns a commitment fee typically set as a percentage of the commitment amount. The commitment fees are included in “Other” under Investment Income on the Statement of Operations. The Fund had no unfunded loan commitments as of May 31, 2022.
D. Restricted Securities
The Fund holds restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of May 31, 2022, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security.
Security	Acquisition Date	Shares	Current Price	Carrying Cost	Value	% of Net Assets
Akorn, Inc.	10/15/2020	220,989	$8.53	$2,534,056	$1,885,368	0.29%
E. Dividends and Distributions to Shareholders
The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended May 31, 2022, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) of $1,293,581, a decrease in accumulated net realized gain (loss) of $1,252,114, and a decrease to paid-in capital of $41,467. Accumulated distributable earnings (loss) consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments, and unrealized appreciation (depreciation) on investments. Net assets were not affected by these reclassifications.
The tax character of distributions paid by the Fund during the fiscal year ended May 31, 2022 and fiscal period ended May 31, 2021, was as follows:
Distributions paid from:	2022	2021
Ordinary income	$60,385,741	$39,465,796
Capital gains	1,097,112	—
Return of capital	—	—

Notes to Financial Statements (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2022
As of May 31, 2022, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$265,112
Undistributed capital gains	—
Total undistributed earnings	265,112
Accumulated capital and other losses	(1,809,534)
Net unrealized appreciation (depreciation)	(91,088,765)
Total accumulated earnings (losses)	(92,633,187)
Other	—
Paid-in capital	735,415,862
Total net assets	$642,782,675
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year. For the fiscal year ended May 31, 2022, the Fund incurred $41,467 of excise tax expense.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At May 31, 2022, for federal income tax purposes, the Fund had no non-expiring capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended May 31, 2022, the Fund incurred $1,809,534 of late year capital losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2021 and 2022 remain open to federal and state audit. As of May 31, 2022, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
As of May 31, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$999,462,711	$1,364,620	$(92,453,385)	$(91,088,765)
G. Expenses
The Fund will pay all expenses directly related to its operations.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.35% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Notes to Financial Statements (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2022
The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Computershare, Inc. (“Computershare”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the fiscal year ended May 31, 2022, were $393,743,854 and $459,698,911, respectively.
5. Borrowings
The Fund has a committed facility agreement (the “Credit Agreement”) with The Toronto-Dominion Bank, New York Branch that has a maximum commitment amount of $340,000,000. The borrowing rate under the facility is equal to the 1-month LIBOR plus 0.80%. Prior to July 22, 2021, the borrowing rate under the facility was equal to the 1-month LIBOR plus 0.85%. In addition, under the facility, the Fund pays a commitment fee of 0.30% on the undrawn amount of such facility when the utilization is below 90% of the maximum commitment amount. For the fiscal year ended May 31, 2022, the average amount outstanding was $284,484,932 with a weighted average interest rate of 1.00%. As of May 31, 2022, the Fund had outstanding borrowings of $278,000,000, which approximates fair value, under the Credit Agreement. The borrowings are categorized as Level 2 within the fair value hierarchy. The high and low annual interest rates for the fiscal year ended May 31, 2022 were 1.84% and 0.89%, respectively. The weighted average interest rate at May 31, 2022 was 1.84%.
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
7. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:
Effective July 22, 2022, the Credit Agreement with The Toronto-Dominion Bank was amended and the maximum commitment amount changed to $315,000,000 and the reference rate was changed to the sum of Term SOFR plus the Applicable Margin of 80 basis points plus the Term SOFR Adjustment of 10 basis points.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust High Yield Opportunities 2027 Term Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust High Yield Opportunities 2027 Term Fund (the “Fund”), including the portfolio of investments, as of May 31, 2022, the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and financial highlights for the year ended May 31, 2022 and for the period from June 25, 2020 (commencement of operations) through May 31, 2021, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year ended May 31, 2022 and for the period from June 25, 2020 (commencement of operations) through May 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
July 25, 2022
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2022 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare, Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 505000, Louisville, KY 40233-5000.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal

Additional Information (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2022 (Unaudited)
year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended May 31, 2022, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.
Distributions paid to foreign shareholders during the Fund’s fiscal year ended May 31, 2022, that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.
For the year ended May 31, 2022, the amount of long-term capital gain distributions designated by the Fund was $1,097,112 which is taxable at the applicable capital gain tax rates for federal income tax purposes.
NYSE Certification Information
In accordance with Section 303A-12 of the New York Stock Exchange (“NYSE”) Listed Company Manual, the Fund’s President has certified to the NYSE that, as of September 16, 2021, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund’s reports to the SEC on Form N-CSR contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on September 13, 2021. At the Annual Meeting, Niel B. Nielson was elected by the Common Shareholders of the First Trust High Yield Opportunities 2027 Term Fund as Class II Trustee for a three-year term expiring at the Fund’s annual meeting of shareholders in 2024. The number of votes cast in favor of Mr. Nielson was 13,071,756 and the number of votes withheld was 15,601,560. James A. Bowen, Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe and Robert F. Keith are the other current and continuing Trustees.

Investment Objective, Policies, Risks and Effects of Leverage
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2022 (Unaudited)
Changes Occurring During the Prior Fiscal Year
The following information is a summary of certain changes during the most recent fiscal year ended May 31, 2022. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
During the Fund’s most recent fiscal year, there were no material changes to the Fund’s investment objective or policies that have not been approved by shareholders or in the principal risk factors associated with an investment in the Fund.
Investment Objective
The Fund’s investment objective is to provide current income.
Principal Investment Policies
The Fund invests at least 80% of its Managed Assets (as defined below) in high yield debt securities of any maturity that are rated below investment grade (rated below “BBB-” by S&P Global Ratings (“S&P”) and Fitch Ratings, a part of the Fitch Group (“Fitch”), or below “Baa3” by Moody’s Investor Services, Inc. (“Moody’s”)) at the time of purchase or unrated securities determined by the Advisor to be of comparable quality. Such securities include U.S and non-U.S. corporate debt obligations and senior, secured floating rate loans (“Senior Loans”).
“Managed Assets” means the average daily gross asset value of the Fund (which includes assets attributable to the Fund’s preferred shares of beneficial interest (“Preferred Shares”), if any, and the principal amount of any borrowings or commercial paper or notes issued by the Fund), minus the sum of the Fund’s accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings of money incurred or of commercial paper or notes issued by the Fund).
Under normal market circumstances:
•	The Fund may invest up to 20% of its Managed Assets in (i) investment grade corporate debt obligations, (ii) U.S. and non-U.S. government debt securities, (iii) warrants and equity securities, including common stock and other equity securities acquired in connection with the restructuring of the debt of an issuer, the reorganization of a Senior Loan or as part of a package of securities acquired together with the Senior Loans of an issuer, and (iv) investment companies;
•	The Fund may invest no more than 20% of its Managed Assets in corporate debt obligations that, at the time of purchase using the highest available rating, either are rated “CCC+” or lower by S&P or Fitch, or “Caa1” or lower by Moody’s, or comparably rated by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Advisor to be of comparable quality;
•	The Fund may invest no more than 25% of its Managed Assets in any single industry in the corporate debt market; and
•	The Fund may not invest more than 5% of its Managed Assets in securities issued by a single issuer, other than securities issued by the U.S. government.
The Fund’s investments may include: (i) securities of issuers located in countries considered to be emerging markets, which may entail additional risks; and (ii) defaulted or distressed securities (i.e., securities of companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings). The Fund may use certain credit derivatives to take on additional credit risk and obtain exposure to the high yield corporate debt market. If used, these instruments will be considered to be an investment in high yield debt securities for the purposes of the Fund’s investment policy to invest, under normal market conditions, at least 80% of its Managed Assets in high yield debt securities that are rated below investment grade at the time of purchase or unrated securities determined by the Advisor to be of comparable quality. The Fund primarily uses total return swaps and credit default swaps to gain such exposure to high yield debt securities as part of its investment strategy. The Fund’s usage of total return swaps, credit default swaps and other derivative transactions other than for hedging purposes may not exceed 20% of the Fund’s Managed Assets, as measured by the total notional amount of such instruments. The Fund may also enter into futures contracts and options on futures contracts, and may, but is not required to, use various other derivative transactions to seek to manage the risks of the Fund’s portfolio securities or for other purposes to the extent the Advisor determines that the use of such transactions is consistent with the Fund’s investment objective, policies and applicable regulatory requirements.
The Fund intends to liquidate and distribute substantially all of its net assets to shareholders on or about August 1, 2027 (the “Termination Date”). The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund whose investment objective is to return its original NAV on the Termination Date. The Fund’s investment objective and policies are not designed to seek to return to investors that purchased Common Shares in the initial offering their initial investment of $20.00 per

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2022 (Unaudited)
Common Share on the Termination Date, and such investors and investors that purchased Common Shares after the completion of the initial offering may receive more or less than their original investment upon termination.
During temporary defensive periods and the period in which the Fund is approaching its Termination Date (i.e., the “wind-down” period during which the Fund may begin liquidating its portfolio in anticipation of the Termination Date, which period is expected to begin six months prior to the Termination Date), the Fund may deviate from its investment policies and objective. During such periods, the Fund may invest up to 100% of its Managed Assets in cash or short-term investments, including high quality, short-term securities, or may invest in short- or intermediate-term U.S. Treasury securities. There can be no assurance that such techniques will be successful, and during such periods, the Fund may not achieve its investment objective.
The Fund currently uses (and may continue to use) leverage to seek to achieve its investment objective. The Fund anticipates that, under normal market conditions, it will employ leverage through borrowings from banks or other financial institutions in the amount of approximately 30% of the Fund’s Managed Assets. The costs associated with any issuance and use of leverage are borne by Common Shareholders. The use of leverage is a speculative technique and investors should note that there are special risks and costs associated with the leveraging of the Common Shares. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. Under normal market conditions, the Fund seeks to limit its overall effective leverage (which represents the combination of economic leverage, which is when the Fund seeks the right to a return on a capital base that exceeds the investment which the Fund has contributed to the instrument seeking a return) and the Fund’s senior securities (as defined under the 1940 Act)) to 40% of its Managed Assets.
Fundamental Investment Policies
The Fund, as a fundamental policy, may not:
1) With respect to 75% of its total assets, purchase any securities if, as a result (i) more than 5% of the Fund’s total assets would then be invested in securities of any single issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided, that Government securities (as defined in the 1940 Act), securities issued by other investment companies and cash items (including receivables) shall not be counted for purposes of this limitation;
2) Purchase or sell real estate or commodities except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction;
3) Borrow money except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction;
4) Issue senior securities except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction;
5) Underwrite the securities of other issuers except (a) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities; and (b) as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction;
6) Make loans except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction; or
7) Purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in securities of issuers in a single industry, except that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities.

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2022 (Unaudited)
Except as noted above, the foregoing fundamental investment policies cannot be changed without approval by holders of a “majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act, which includes Common Shares and Preferred Shares, if any, voting together as a single class, and of the holders of the outstanding Preferred Shares, if any, voting as a single class. Under the 1940 Act, a “majority of the outstanding voting securities” means (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy, or (ii) more than 50% of the Fund’s shares, whichever is less.
The foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.
Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Consumer Discretionary Companies Risk. Consumer discretionary companies, such as retailers, media companies and consumer services companies, provide non-essential goods and services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.
Corporate Debt Obligations Risk. The market value of corporate debt obligations generally may be expected to rise and fall inversely with interest rates. The market value of corporate debt obligations also may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the marketplace, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate debt may not be able to meet their obligations on interest and/or principal payments at the time called for by an instrument.
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund or such credit rating agency’s ability to evaluate creditworthiness and, as a result, may adversely affect those securities’ perceived or actual credit risk.
Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that the issuer or other obligated party of a debt security in the Fund’s portfolio will fail to pay dividends or interest and/or repay principal, when due. Below-investment grade instruments, including instruments that are not rated but judged to be of comparable quality, are commonly referred to as high yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high yield market which may depress the price and liquidity of high yield securities; (v) volatility; and (vi) liquidity.
Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent or custodian, or

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2022 (Unaudited)
issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future.
Defaulted and Distressed Securities Risk. The Fund may invest in securities that may be in default or distressed—i.e., securities of companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings. Distressed securities present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the defaulted or distressed securities will eventually be satisfied.
In addition, the Fund may invest in loans of borrowers that are experiencing, or are likely to experience, financial difficulty. These loans are subject to greater credit and liquidity risks than other types of loans. In addition, the Fund can invest in loans of borrowers that have filed for bankruptcy protection or that have had involuntary bankruptcy petitions filed against them by creditors. A bankruptcy proceeding or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan.
Earnings Risk. The Fund’s limited term may cause it to invest in lower yielding securities or hold the proceeds of securities sold near the end of its term in cash or cash equivalents, which may adversely affect the performance of the Fund or the Fund’s ability to maintain its dividend.
Emerging Markets Risk. Investing in emerging market countries, as compared to foreign developed markets, involves substantial additional risk due to more limited information about the issuer and/or the security (including limited financial and accounting information); higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and the risk of expropriation, nationalization or other adverse political or economic developments.
Emerging market countries may lack the social, political and economic stability and characteristics of more developed countries, and their political and economic structures may undergo unpredictable, significant and rapid changes from time to time, any of which could adversely impact the value of investments in emerging markets as well as the availability of additional investments in such markets. The securities markets of emerging market countries may be substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of these securities markets and the limited trading volume of securities issued by emerging market issuers could cause prices to be erratic and investments in emerging markets can become illiquid. As a result of the foregoing risks, it may be difficult to assess the value or prospects of an investment in such securities.
Foreign Currency Risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments. Currency exchange rates fluctuate significantly for many reasons, including changes in supply and demand in the currency exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, and currency controls or other political and economic developments in the U.S. or abroad.
Health Care Companies Risk. Through the Fund’s investments in senior loans, the Fund may be significantly exposed to companies in the health care sector. Health care companies are involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services. These companies are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.
Illiquid Securities Risk. The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. Although the resale or secondary market for senior loans is growing, it is currently limited. There is no organized exchange or board of trade on which senior loans are traded. Instead, the secondary market for senior loans is an unregulated inter-dealer or inter-bank resale market. In addition, senior loans in which the Fund invests may require the consent of the borrower and/or agent prior to the settlement of the sale or assignment. These consent requirements can delay or impede the Fund’s ability to settle the sale of senior loans. Depending on market conditions, the Fund may have difficulty disposing its senior loans, which may

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2022 (Unaudited)
adversely impact its ability to obtain cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities.
Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid securities are also more difficult to value, especially in challenging markets.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. This risk is more prevalent with respect to debt securities. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors.
Information Technology Companies Risk. Information technology companies produce and provide hardware, software and information technology systems and services. Information technology companies are generally subject to the following risks: rapidly changing technologies and existing product obsolescence; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions and new market entrants. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the internet, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel and heavily rely on patents and intellectual property rights and the ability to enforce such rights to maintain a competitive advantage.
Interest Rate Risk. The yield on the Fund’s common shares may rise or fall as market interest rates rise and fall, as senior loans pay interest at rates which float in response to changes in market rates. Changes in prevailing interest rates can be expected to cause some fluctuation in the Fund’s net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund’s net asset value.
Many financial instruments use or may use a floating rate based upon the London Interbank Offered Rate (“LIBOR”). The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, intends to cease making LIBOR available as a reference rate over a phase-out period that began in early 2022. However, subsequent announcements by the FCA, the LIBOR administrators, and other regulators indicate that it is possible that the most widely used LIBOR rates may continue until mid-2023. While some instruments tied to LIBOR may include a replacement rate, not all instruments have such fallback provisions and the effectiveness of such replacement rates remains uncertain. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. In the United States, it is anticipated that in many instances the Secured Overnight Financing Rate (“SOFR”) will replace LIBOR as the reference rate for many of the floating rate instruments held by the Fund. There is no assurance that the composition or characteristics of SOFR, or any alternative reference rate, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; increased difficulty in borrowing or refinancing and diminished effectiveness of any applicable hedging strategies against instruments whose terms currently include LIBOR; and/or costs incurred in connection with temporary borrowings and closing out positions and entering into new agreements. Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects on the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.
In addition, for the Fund’s fixed rate investments, when market interest rates rise, the market value of such securities generally will fall. Market value generally falls further for fixed rate securities with longer duration. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2022 (Unaudited)
leverage had not been used. Leverage involves risks and special considerations for common shareholders including: (i) the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; (iii) in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and (iv) when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor will be higher than if the Fund did not use leverage.
Limited Term Risk. Because the assets of the Fund will be liquidated in connection with the Fund’s termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. In particular, the Fund’s portfolio may still have significant remaining average maturity and duration, and large exposures to lower-quality credits, as the termination date approaches, and if interest rates are high (and the value of lower-quality fixed-income securities consequently low) at the time the Fund needs to liquidate its assets in connection with the termination, the losses due to portfolio liquidation may be significant. Moreover, as the Fund approaches the termination date, its portfolio composition may change as more of its portfolio holdings are called or sold, which may cause the returns to decrease and the NAV of the Common Shares to fall. Rather than reinvesting the proceeds of matured, called or sold securities, the Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of assets under management, or the Fund may invest the proceeds in lower yielding securities or hold the proceeds in cash, which may adversely affect its performance. Because the Fund will invest in below investment grade securities, it may be exposed to the greater potential for an issuer of its securities to default, as compared to a fund that invests solely in investment grade securities. As a result, should a Fund portfolio holding default, this may significantly reduce net investment income and, therefore, Common Share dividends, and also may prevent or inhibit the Fund from fully being able to liquidate its portfolio at or prior to the termination date. When terminated, the Fund’s final distribution will be based upon its NAV at the end of the term and investors in the Fund may receive more or less than their original investment.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Market Risk. Securities held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, had negative impacts, and in many cases severe impacts, on markets worldwide. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of reasonably normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Also, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility across markets globally, including the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain Fund investments as well as Fund performance. As the global pandemic and conflict in Ukraine have illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. These events also may adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on the Fund’s shares may widen.
Non-U.S. Securities Risk. The Fund may invest a portion of its assets in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2022 (Unaudited)
experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets.
Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Potential Conflicts of Interest Risk. First Trust and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust currently manages and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust has a financial incentive to leverage the Fund.
Prepayment Risk. Loans and corporate bonds are subject to prepayment risk. Prepayment risk is the risk that the borrower on a loan or issuer of a bond will repay principal (in part or in whole) prior to the scheduled maturity date. The degree to which such repayment occurs may be affected by general business conditions, interest rates, the financial condition of the borrower or issuer and competitive conditions among investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced which, in turn, may result in a decline in distributions to common shareholders. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan or bond.
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called instruments at market interest rates that are below the Fund’s portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, level of distributions or the overall return of the Fund.
Second Lien Loan Risk. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans are typically secured by a second priority security interest or lien on specified collateral securing the borrower’s obligation under the interest. Because second lien loans are second to first lien loans, they present a greater degree of investment risk. Specifically, these loans are subject to the additional risk that the cash flow of the borrower and property securing the loan may be insufficient to meet scheduled payments after giving effect to those loans with a higher priority. In addition, loans that have a lower than first lien priority on collateral of the borrower generally have greater price volatility than those loans with a higher priority and may be less liquid.
Senior Loan Risk. The Fund invests in senior loans and therefore is subject to the risks associated therewith. Investments in senior loans are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk (which may be heightened because of the limited public information available regarding senior loans and because loan borrowers may be leveraged and tend to be more adversely affected by changes in market or economic conditions). Further, no active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Senior loans may not be considered “securities” and the Fund may not be entitled to rely on the anti-fraud protections of the federal securities laws.
In the event a borrower fails to pay scheduled interest or principal payments on a senior loan held by the Fund, the Fund will experience a reduction in its income and a decline in the value of the senior loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund’s common shares. If the Fund acquires a senior loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although senior loans may be secured by specific collateral, the value of the collateral may not equal the Fund’s investment when the senior loan is acquired or may decline below the principal amount of the senior loan subsequent to the Fund’s investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the senior loan to be under collateralized. Therefore, the liquidation of the collateral underlying a senior loan may not satisfy the issuer’s obligation to the Fund in the event of non-payment of scheduled interest

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2022 (Unaudited)
or principal, and the collateral may not be readily liquidated. The senior loan market has seen a significant increase in loans with weaker lender protections including, but not limited to, limited financial maintenance covenants or, in some cases, no financial maintenance covenants (i.e., “covenant-lite loans”) that would typically be included in a traditional loan agreement and general weakening of other restrictive covenants applicable to the borrower such as limitations on incurrence of additional debt, restrictions on payments of junior debt or restrictions on dividends and distributions. Weaker lender protections such as the absence of financial maintenance covenants in a loan agreement and the inclusion of “borrower-favorable” terms may impact recovery values and/or trading levels of senior loans in the future. The absence of financial maintenance covenants in a loan agreement generally means that the lender may not be able to declare a default if financial performance deteriorates. This may hinder the Fund’s ability to reprice credit risk associated with a particular borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on investments in senior loans may be increased, especially during a downturn in the credit cycle or changes in market or economic conditions.
Valuation Risk. The valuation of senior loans may carry more risk than that of common stock. Market quotations may not be readily available for some senior loans and securities in which the Fund invests and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation of senior loans and certain other securities than for securities with a secondary market, because there is less reliable objective data available. These difficulties may lead to inaccurate asset pricing.
Effects of Leverage
The aggregate principal amount of borrowings under the credit agreement (the “Credit Agreement”) with The Toronto-Dominion Bank, New York Branch represented approximately 30.19% of Managed Assets as of May 31, 2022. Asset coverage with respect to the borrowings under the Credit Agreement was 331.22% as of May 31, 2022 and the Fund had $62,000,000 of unutilized funds available for borrowing under the Credit Agreement as of that date. As of May 31, 2022, the maximum commitment amount under the Credit Agreement was $340,000,000. As of May 31, 2022, the approximate average annual interest and fee rate for the borrowings under the Credit Agreement was 1.91%.
Assuming that the Fund’s leverage costs remain as described above (at an assumed average annual cost of 1.91%), the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover its leverage costs would be 0.58%.
The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of (10)%, (5)%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund.
The table further assumes leverage representing 30.19% of the Fund’s Managed Assets, net of expenses, and an annual leverage interest and fee rate of 1.91%.
Assumed Portfolio Total Return (Net of Expenses)	-10%	-5%	0%	5%	10%
Common Share Total Return	-15.15%	-7.99%	-0.83%	6.34%	13.50%
Common Share total return is composed of two elements: the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends or interest on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the distributions it receives on its investments are entirely offset by losses in the value of those securities.

Board of Trustees and Officers
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2022 (Unaudited)
The following tables identify the Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Three Year Term • Since Fund Inception	Physician, Edward-Elmhurst Medical Group; Physician and Officer, Wheaton Orthopedics (1990 to 2021)	218	None
Thomas R. Kadlec, Trustee (1957)	• Three Year Term • Since Fund Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	218	Director of ADM Investor Services, Inc., ADM Investor Services International, ADMIS Hong Kong Ltd., ADMIS Singapore Ltd., Futures Industry Association, and National Futures Association
Denise M. Keefe, Trustee (1964)	• Three Year Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	218	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director and Board Chair of RML Long Term Acute Care Hospitals; and Director of Senior Helpers (since 2021)
Robert F. Keith, Trustee (1956)	• Three Year Term • Since Fund Inception	President, Hibs Enterprises (Financial and Management Consulting)	218	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Three Year Term • Since Fund Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	218	None
(1)	Currently, James A. Bowen and Robert F. Keith, as Class III Trustees, are serving as trustees until the Fund’s 2022 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec as Class I Trustees, are serving as trustees until the Fund’s 2023 annual meeting of shareholders. Denise M. Keefe and Niel B. Nielson, as Class II Trustees, are serving as trustees until the Fund’s 2024 annual meeting of shareholders.

Board of Trustees and Officers (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2022 (Unaudited)
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE
James A. Bowen(2), Trustee and Chairman of the Board (1955)	• Three Year Term • Since Fund Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	218	None

Name and Year of Birth	Position and Offices with Fund	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(3)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since Fund Inception	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since Fund Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Fund Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Fund Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Fund Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
(1)	Currently, James A. Bowen and Robert F. Keith, as Class III Trustees, are serving as trustees until the Fund’s 2022 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec as Class I Trustees, are serving as trustees until the Fund’s 2023 annual meeting of shareholders. Denise M. Keefe and Niel B. Nielson, as Class II Trustees, are serving as trustees until the Fund’s 2024 annual meeting of shareholders.
(2)	Mr. Bowen is deemed an “interested person” of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.
(3)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2022 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website.  We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users.  The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:  Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2022

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
TRANSFER AGENT
Computershare, Inc.
P.O. Box 505000
Louisville, KY 40233
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) AUDIT FEES (REGISTRANT) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $54,250 for 2021 and $43,125 for 2022.

(b) AUDIT-RELATED FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2021 and $0 for 2022.

AUDIT-RELATED FEES (INVESTMENT ADVISOR) -- The aggregate fees billed in each of the last two fiscal years of the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $7,000 for 2021 and $0 for 2022.

(c) TAX FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $0 for 2021 and $16,272 for 2022. These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

TAX FEES (INVESTMENT ADVISOR) -- The aggregate fees billed in each of the last two fiscal years of the registrant for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s advisor were $0 for 2021 and $0 for 2022.

(d) ALL OTHER FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2021 and $0 for 2022.

ALL OTHER FEES (INVESTMENT ADVISOR) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant’s investment advisor, other than services reported in paragraphs (a) through (c) of this Item were $0 for 2021 and $0 for 2022.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment advisor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:
Registrant:	Advisor and Distributor:
(b) 0%	(b) 0%
(c) 0%	(c) 0%
(d) 0%	(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for the fiscal period ended May 31, 2021 were $0 for the registrant and $23,200 for the registrant’s investment advisor and for the fiscal year ended May 31, 2022 were $16,272 for the registrant and $16,500 for the registrant’s investment advisor.
(h)	The registrant’s audit committee of its board of trustees determined that the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
(i)	Not applicable.
(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the registrant. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, Robert F. Keith and Niel B. Nielson.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Information provided as of August 8, 2022

The First Trust Advisors Leveraged Finance Investment team manages a portfolio comprised primarily of U.S. dollar denominated high yield bonds and senior secured floating-rate loans. The Portfolio Managers are responsible for directing the investment activities within the Fund. William Housey is the Senior Portfolio Manager and has primary responsibility for investment decisions. Jeff Scott assists Mr. Housey and there are also Senior Credit Analysts assigned to certain industries. The Portfolio Managers are supported in their portfolio management activities by the First Trust Advisors Leveraged Finance investment team, including a team of credit analysts, designated traders, and operations personnel. Senior Credit Analysts are assigned industries and Associate Credit Analysts support the Senior Credit Analysts. All credit analysts, operations personnel and portfolio managers report to Mr. Housey.

William Housey, CFA

Managing Director of Fixed Income, Senior Portfolio Manager

Mr. Housey joined First Trust in June 2010 as the Senior Portfolio Manager for the Leveraged Finance

Investment Team and has 24 years of investment experience. Mr. Housey is a Senior Vice President of First Trust. Prior to joining First Trust, Mr. Housey was at Morgan Stanley/Van Kampen Funds, Inc. for 11 years and served as Executive Director and Co-Portfolio Manager. Mr. Housey has extensive experience in portfolio management of both leveraged and unleveraged credit products, including bank loans, high yield bonds, credit derivatives and corporate restructurings. Mr. Housey received a BS in Finance from Eastern Illinois University and an MBA in Finance and Management and Strategy from Northwestern University’s Kellogg School of Business. He holds the FINRA Series 7, Series 52 and Series 63 licenses and the Chartered Financial Analyst designation. He is a member of the CFA Institute and the CFA Society of Chicago.

Jeffrey Scott, CFA

Senior Vice President and Portfolio Manager

Mr. Scott, CFA, joined First Trust in June 2010 as a Portfolio Manager in the Leveraged Finance Investment Team and has 31 years of investment management industry experience and has extensive experience in credit analysis, product development and product management. Prior to joining First Trust, Mr. Scott served as an Assistant Portfolio Manager and as a Senior Credit Analyst for Morgan Stanley/Van Kampen from October 2008 to June 2010. As Assistant Portfolio Manager, Mr. Scott served on a team that managed over $4.0 billion of Senior Loan assets in three separate funds: Van Kampen Senior Loan Fund; Van Kampen Senior Income Trust; and Van Kampen Dynamic Credit Opportunities Fund. His responsibilities included assisting with portfolio construction, buy and sell decision making, and monitoring fund liquidity and leverage. Mr. Scott earned a B.S. in Finance and Economics from Elmhurst College and an M.B.A. with specialization in Analytical Finance and Econometrics and Statistics from the University of Chicago. He also holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Information provided as of May 31, 2022

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed*	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance

1. William Housey, CFA	Registered Investment Companies:	6	$6.20B	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0

2. Jeffrey Scott CFA	Registered Investment Companies:	6	$6.20B	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0

* Information excludes the registrant.

Potential Conflicts of Interests

Potential conflicts of interest may arise when a portfolio manager of the Registrant has day-to-day management responsibilities with respect to one or more other funds or other accounts. The First Trust Advisors Leveraged Finance Investment Team adheres to its trade allocation policy utilizing a pro-rata methodology to address this conflict.

First Trust and its affiliate, First Trust Portfolios L.P. (“FTP”), have in place a joint Code of Ethics and Insider Trading Policies and Procedures that are designed to (a) prevent First Trust personnel from trading securities based upon material inside information in the possession of such personnel and (b) ensure that First Trust personnel avoid actual or potential conflicts of interest or abuse of their positions of trust and responsibility that could occur through such activities as front running securities trades for the Registrant. Personnel are required to have duplicate confirmations and account statements delivered to First Trust and FTP compliance personnel who then compare such trades to trading activity to detect any potential conflict situations. In addition to the personal trading restrictions specified in the Code of Ethics and Insider Trading Policies and Procedures, employees in the First Trust Advisors Leveraged Finance Investment Team are prohibited from buying or selling equity securities (including derivative instruments such as options, warrants and futures) and corporate bonds for their personal account and in any accounts over which they exercise control. Employees in the First Trust Advisors Leveraged Finance Investment Team are also prohibited from engaging in any personal transaction while in possession of material non-public information regarding the security or the issuer of the security. First Trust and FTP also maintain a restricted list of all issuers for which the First Trust Advisors Leveraged Finance Investment Team has material non-public information in its possession and all transactions executed for a product advised or supervised by First Trust or FTP are compared daily against the restricted list.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Information provided as of May 31, 2022

The compensation structure for internal portfolio managers is based upon a fixed salary as well as a discretionary bonus determined by the management of FTA. Salaries are determined by management and are based upon an individual’s position and overall value to the firm. Bonuses are also determined by management and are generally based upon an individual’s or team’s overall contribution to the success of the firm, assets under management and the profitability of the firm. Certain internal portfolio managers have an indirect ownership stake in the firm and will therefore receive their allocable share of ownership related distributions.

(a)(4)	Disclosure of Securities Ownership as of May 31, 2022
Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
William Housey	$100,001 - $500,000
Jeffrey Scott	$10,001-$50,000
(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust High Yield Opportunities 2027 Term Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	August 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	August 8, 2022
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	August 8, 2022

* Print the name and title of each signing officer under his or her signature.